press information

MOOG INC., EAST AURORA, NEW YORK 14052 TEL-716/652-2000 FAX -716/687-4457

release date	Immediate	contact	Ann Marie Luhr
	April 8, 2009		716-687-4225

MOOG REVISES ’09 SALES AND EARNINGS GUIDANCE

Moog Inc. (NYSE: MOGA and MOGB) announced today that in response to a dramatic slowdown in orders for its industrial products and anticipated reductions in commercial airplane deliveries, the Company has revised its fiscal ’09 sales and earnings guidance. The Company is now projecting sales of approximately $1.85 billion and net earnings of $94 million or $2.20 per share before a restructuring charge which is expected to reduce earnings per share by $.25. The Company also cautions that this forecast should be considered in a range of plus or minus $.20 per share. Previous guidance was $2.80 per share.

Over the last three months the Company has experienced a sharp decline in incoming orders in some of its major industrial product lines. Incoming orders for the Company’s largest industrial product line, controls for plastics machinery, were down 77% from last year’s level. Similarly, orders for metal forming equipment and gauge controls for steel mills were down by 60% and 37%, respectively. In addition, orders for motion bases used in flight training simulators are running at a level 28% below last year.

Demand for the Company’s military aircraft, space and defense controls product lines has remained firm. On the other hand, the Company has factored into this revised guidance an anticipated reduction in the sales of controls for Boeing and Airbus commercial transports and for certain business jet programs. Earlier projections had anticipated a decline in commercial aircraft aftermarket revenues, but the new forecast projects further reductions.

“Given the state of the capital goods markets in Europe and Asia, we should not be surprised that many of our industrial customers are really hunkering down and everyone is anticipating a slowdown in commercial aircraft,” said R. T. Brady, Chairman, CEO.  “We’ve been through downturns before and we’re taking all appropriate actions to deal with this revenue shortfall in order to minimize the financial impact.”

Mr. Brady will describe the Company’s updated guidance in a conference call on Thursday, April 9th at 11:00 AM ET. Listeners can access the conference call live over the internet at: http://www.moog.com/Home/Investors/Webcast/. Please allow 15 minutes prior to the call to visit the site to download and install any necessary audio software. After the call has taken place, the prepared remarks will be archived on our website.

Moog Inc. is a worldwide designer, manufacturer, and integrator of precision control components and systems. Moog’s high-performance systems control military and commercial aircraft, satellites and space vehicles, launch vehicles, missiles, automated industrial machinery, marine and medical equipment. Additional information can be found at www.moog.com.

Cautionary Statement

Information included herein or incorporated by reference that does not consist of historical facts, including statements accompanied by or containing words such as “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume” and “assume,” are forward-looking statements. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements. These important factors, risks and uncertainties include (i) fluctuations in general business cycles for commercial aircraft, military aircraft, space and defense products, industrial capital goods and medical devices, (ii) our dependence on government contracts that may not be fully funded or may be terminated, (iii) our dependence on certain major customers, such as The Boeing Company, for a significant percentage of our sales, (iv) the possibility that the demand for our products may be reduced if we are unable to adapt to technological change, (v) intense competition which may require us to lower prices or offer more favorable terms of sale, (vi) our indebtedness which could limit our operational and financial flexibility, (vii) the possibility that new product and research and development efforts may not be successful which could reduce our sales and profits, (viii) increased cash funding requirements for pension plans, which could occur in future years based on assumptions used for our defined benefit pension plans, including returns on plan assets and discount rates, (ix) a write-off of all or part of our goodwill, which could adversely affect our operating results and net worth and cause us to violate covenants in our bank agreements, (x) the potential for substantial fines and penalties or suspension or debarment from future contracts in the event we do not comply with regulations relating to defense industry contracting, (xi) the potential for cost overruns on development jobs and fixed price contracts and the risk that actual results may differ from estimates used in contract accounting, (xii) the possibility that our subcontractors may fail to perform their contractual obligations, which may adversely affect our contract performance and our ability to obtain future business, (xiii) our ability to successfully identify and consummate acquisitions, and integrate the acquired businesses and the risks associated with acquisitions, including that the acquired businesses do not perform in accordance with our expectations, and that we assume unknown liabilities in connection with the acquired businesses for which we are not indemnified, (xiv) our dependence on our management team and key personnel, (xv) the possibility of a catastrophic loss of one or more of our manufacturing facilities, (xvi) the possibility that future terror attacks, war or other civil disturbances could negatively impact our business, (xvii) that our operations in foreign countries could expose us to political risks and adverse changes in local, legal, tax and regulatory schemes, (xviii) the possibility that government regulation could limit our ability to sell our products outside the United States, (xix) product quality or patient safety issues with respect to our medical devices business that could lead to product recalls, withdrawal from certain markets, delays in the introduction of new products, sanctions, litigation, declining sales or actions of regulatory bodies and government authorities, (xx) the impact of product liability claims related to our products used in applications where failure can result in significant property damage, injury or death and in damage to our reputation, (xxi) the possibility that litigation may result unfavorably to us, (xxii) our ability to adequately enforce our intellectual property rights and the possibility that third parties will assert intellectual property rights that prevent or restrict our ability to manufacture, sell, distribute or use our products or technology, (xxiii) foreign currency fluctuations in those countries in which we do business and other risks associated with international operations, (xxiv) the cost of compliance with environmental laws, (xxv) the risk of losses resulting from maintaining significant amounts of cash and cash equivalents at financial institutions that are in excess of amounts insured by governments, (xxvi) the inability to utilize amounts available to us under our credit facilities given uncertainties in the credit markets and (xxvii) our customer’s inability to pay us due to adverse economic conditions or their inability to access available credit. The factors identified above are not exhaustive. New factors, risks and uncertainties may emerge from time to time that may affect the forward-looking statements made herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. We disclaim any obligation to update the forward-looking statements made in this report.